SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2018

AMMO, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
(Address of principal executive offices)

480-947-0001
(Registrant's telephone number)

Check the appropriate box below if the Form 8 -K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMMO, INC.
Form 8-K Current Report

ITEM 1.01.  Entry into a Material Definitive Agreement

On September 27, 2018, Ammo, Inc. (the "Company") and Ammo Technologies, Inc., a wholly owned subsidiary of the Company (the "Merger Sub"), entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with SW Kenetics Inc. ("SWK"). Pursuant to the agreement, SWK will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation.

 Under the terms of the agreement, the Company will acquire SWK for a total of up to $1,500,000 in cash and issue 1,700,002 restricted shares of the Company's common stock. The Merger Agreement specifies that $1,250,000 of the cash is deferred pending completion of specific milestones.  In addition, the 1,700,002 shares of common stock will be issued with claw back provisions to ensure agreed upon objectives are met.  Included among the list of milestones or events that must be completed are significant revenue goals incorporating the product technology of SWK.

The Merger Agreement contains customary representations and warranties of the Company, Merger Sub and SWK. The representations and warranties relate to the respective businesses and are generally subject to materiality standards. Additionally, the Merger Agreement contains covenants including, but not limited to; obtaining the proper regulatory approvals, obtaining written consents and approvals in order to effect the consummation of the merger, and refraining from pursuing alternative transactions.

The Merger Agreement is subject to customary closing conditions including, but not limited to; compliance with the law, accuracy of the representation and warranties made by the Company, Merger Sub, and SWK, and performance and compliance in all material respects with the covenants included in the Merger Agreement and made before closing.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as exhibit 2.1 and is incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description	Filed
2.1	Agreement and Plan of Merger with SW Kenetics Inc.	Filed Herewith
99.1	Press Release date October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: October 4, 2018	By:	/s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer